EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Bryan Giraudo, Chief Operating Officer and Chief Financial Officer of Gossamer Bio, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
•the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2023 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.
Date: May 9, 2023

/s/ Bryan Giraudo
Bryan Giraudo
Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)